NEWS RELEASE

GENEVA RESOURCES, INC. EXTENDS OPTION TERM ON AGREEMENT WITH ALLIED MINERALS TO COMPLETE SAMPLING ON NIGERIAN PROPERTY

RENO, N.V., June 18, 2007/PRNewswire-FirstCall/, Geneva Resources, Inc. ("Geneva") (symbol OTCBB-GVRS) has extended the execution option term in the Property Financing and Operating Agreement between Geneva and Allied Minerals ("Allied") from its original term of 45 days to the new term of 75 days. Geneva's management requested the extension in order to complete its sampling and grade testing program on the Allied properties located in the Wase area of Plateau State, Nigeria.

Geneva has already completed the sampling and grade testing process on the most easterly side of the Allied leases. In the Jawando area on the east side of Lease 1513EL (200 km^2), copper ore was recovered from trenches cut in a wide spread, multi-vein sequence; assays on samples taken indicated Cu at 31.27 % and Pb at 8.97%.

Just to the south of the copper vein sequence in the Gimbi area of Lease 1511EL (78.4 km^2), zinc ore was recovered from a trench cut in another vein sequence entirely; assays indicated Zn at 60.29 %.

Geneva's geological team attempted to acquire copper ore samples from the western side of Lease 1513EL in the Mavo area. Although a great deal of overburden was pushed aside, the area believed to contain a copper-bearing ore body was not exposed because of the very hard cap rock encountered.

Geneva intends to utilize the option period extension to attempt a blast and trench sampling program on the west side of Lease 1513EL. Should this fail to get beyond the cap rock into the potential copper-bearing vein beneath, a core rig will be mobilized to accomplish the task. During this time frame, Geneva's geological team will also carry out additional trenching delineation work on the major zinc vein encountered on Lease 1511EL.

Geneva Resources, Inc. is a mineral exploration company participating in known mineral producing regions. The Company is focused on the exploration and advancement of well-defined gold, copper and mineral prospects. Geneva Resources' current exploration initiatives include Central Peru; Nigeria, Africa; Saskatchewan, Canada, and Panama.

For further information see: www.genevaresourcesinc.com

Symbol: OTCBB – GVRS; Frankfurt/Berlin Symbol – R3M, WKN No.: A0MMCN; ISIN: US3722371073

Contact North America: Investor Relations
Tel.: 866-418-6011

Contact Europe: Investor Relations
Tel.: +49-69-7593-8437

RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH PROPERTY DEVELOPMENT AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.